CONTRACT




     AGREEMENT entered into as of the 29th day of July, 1974

between THE PERKIN-ELMER CORPORATION, a New York corporation having its principal place of business at Norwalk,

Connecticut (hereinafter referred to as the "Company") and

GAYNOR N. KELLEY of New Canaan, Connecticut (hereinafter

referred to as "Kelley" or the "Employee").

     WHEREAS, Kelley has rendered the Company valuable

services and it is regarded as essential by the Company that it shall have the benefit of his services during future

years, and

     WHEREAS, it is the desire of the Company to assist him

in providing for the contingencies of death and old age

dependency, and

     WHEREAS, it appears desirable to provide for retirement

at an age prior to the current normal retirement age of 65

years in appropriate cases so as to facilitate an orderly

succession in senior management positions of the Company,

     NOW, THEREFORE, it is hereby mutually agreed as

follows:

     (1)  Should Kelley still be in the employ of the

Company at age 65, his normal retirement age, the Company

(beginning on a date to be determined by the Company but

within 6 months from such date) will pay him annually for a

continuous period of 10 years an amount equal to $8,000.00.

Payment of this amount shall be made in quarterly

installments on the first days of the fiscal quarters of the

Company

     Should the Employee be in the employ of the Company at

age 65 and thereafter die but before the entire said 10

annual payments have been paid, the unpaid balance of the 10 annual payments will continue to be paid by the Company to

the beneficiary.

     (2)  Should the Employee die before age 65 while in the

employ of the Company, the Company (beginning on a date to

be determined by the Company but within 6 months from the

date of death) will pay annually for a continuous period of

10 years $8,000.00.  Payment of this amount shall be made in quarterly installments on the first days of the fiscal

quarters of the Company.  Payments shall be made to his

beneficiary.

     (3)  If the Employee shall retire on or after age 60

and before age 65, with the written consent or at the

request of the Company, payments will be made by the Company in the amount and in the manner provided in Paragraph (1) to commence within 6 months of the date of retirement.

     (4)  Should the Employee's employment be terminated at

any time after the date hereof and prior to his attaining

age 60, with the written consent or by the act of the

Company, the Company will make payments in the manner

provided in Paragraph (1) to him or his beneficiary

commencing at age 60 or the date of his prior death in an

amount determined by multiplying the benefit set forth in

Paragraph (1) by a fraction, the numerator of which shall be the number of whole months or major part thereof of

employment from the date hereof to the date of termination

of employment, and the denominator of which shall be the

number of whole months or major part thereof from the date

hereof to the date he attains age 60.

     (5)  Unless the Company shall consent in writing, the

Employee, if his employment be terminated other than by

death or disability or as provided in Paragraphs (3) or (4)

prior to his attaining age 65, shall forfeit all right to

benefits hereunder and the Company shall have no liability

for any payment to the Employee or a beneficiary.

     (6)  In the event the Employee shall become disabled so

that he is unable to perform his duties as an Employee and

so that he is entitled to benefits under a long range

disability insurance program made available by the Company,

or so that he would have been eligible for such benefits had he elected to insure himself thereunder, the Company will

make payments as provided in Paragraph (1) above to commence at age 65.

     In the event the Employee should die at any time after

becoming disabled and before attaining age 65, payments as

provided in this Paragraph (6) will be made to his

designated beneficiary commencing as of the date of the

Employee's death.

     (7)  The Company has or may procure a policy or

policies of life insurance upon the life of the Employee to

aid it in meeting its obligations under this Agreement.  It

is understood, however, that such policy or policies held by the Company and the proceeds therefrom shall be treated as

the general assets of the Company; that they shall in no way represent any vested, secured, or preferred interest of the

Employee or his beneficiaries under this Agreement; and that the Company shall be under no obligation either to procure

or to continue life insurance in force upon the life of the

Employee.

     The Employee hereby agrees that he already has or will

submit to a physical examination and answer truthfully and

completely without mental reservation or concealment any

question or request for information by any insurance company in connection with the issuance of any policy procured by

the Company under this Paragraph (7).  In the event the

Employee fails to do so or in the event the Employee dies by suicide, and the liability of the insurer under such policy

is restricted as a result of such failure or suicide, then

the Company shall thereby be released from all of its

obligations under Paragraph (2) above.

     (8) If the Company shall procure any policy or policies

of life insurance in accordance with Paragraph (7) above and shall have the option of including in any such policy an

accidental death or so-called "double indemnity" provision,

the Company will so advise the Employee and if the Employee

requests and agrees to pay any additional premium resulting

therefrom will include in the policy such accidental death

or double indemnity provisions as may be available and will

further provide or cause to be provided that any benefit

payable under or by reason of such provisions shall be paid

as a death benefit to the beneficiary designated by the

Employee hereunder; provided that in the event the Employee

shall cease to pay such additional premium the Company may

cancel any accidental death or double indemnity provision;

and further provided that the inclusion of such a provision

shall in no way affect the Company's right to cancel or

otherwise dispose of the policy, even though such action may have the effect of terminating such provision.

     (9)  If during a period of 10 years from the

termination of his employment by the Company the Employee

shall engage in a business competitive with any business

activity engaged in by the Company during his period of

employment, including without limitation, designing or

manufacturing scientific instruments, electro-optical

systems, precision optics or electronic devices similar to

or in competition with those produced by the Company or any

subsidiary or affiliate thereof; or enter into the service

of any organization so engaged in such business (or any

subsidiary or affiliate of such an organization), or

personally engage in or enter the service of any

organization that is engaged in consulting work or research

or development or engineering activities for any

organization so engaged in such business (or any subsidiary

or affiliate of such an organization); then any liability of the Company to make any further payments hereunder shall

cease.

     The investment of funds by the Employee in securities

of a corporation listed on a recognized stock exchange shall not be considered to be a breach of the above paragraph.

     (10)  The Company may in its sole discretion grant the

Employee a leave of absence for a period not to exceed one

year during which time the Employee will be considered to be still in the employ of the Company for the purposes of this

Agreement.

     (11)  The Company in its sole discretion and without

the consent of the Employee, his estate, beneficiaries or

any other person claiming through or under him, may commute

any payments which are due hereunder at the rate of 4% per

annum to a lump sum and pay such lump sum to the Employee or to the beneficiary or beneficiaries entitled to receive

payment at the date of commutation and such payment shall be a full discharge of the Company's liabilities hereunder.

The Company may also in its sole discretion and without the

consent of any other person accelerate the payment of any of the sums payable hereunder.

     (12)  The right to receive payments under this

Agreement shall not be assignable nor subject to

anticipation, nor shall such right be subject to

garnishment, attachment or any other legal process of

creditors of the Employee or of any person or persons

designated as beneficiaries hereunder except to the extent

that this provision may be contrary to law.

     (13)  This Agreement creates no rights in the Employee

to continue in the employ of the Company for any length of

time nor does it create any rights in the Employee or

obligations on the part of the Company other than those set

forth herein.

     For purposes of the contract, the work "beneficiary"

shall mean the beneficiary or beneficiaries designated in

writing by the Employee.  The Employee may change a

beneficiary at any time by written notice to the Company

which shall take effect only on its receipt and

acknowledgment in writing by the Company.

     (14)  If the Company, or any corporation surviving or

resulting from any merger or consolidation to which the

Company may be a party or to which substantially all the

assets of the Company shall be sold or otherwise

transferred, shall at any time be merged or consolidated

with or into any other corporation or corporations or shall

otherwise transfer substantially all its assets to another

corporation, the terms and provisions of this Agreement

shall be binding upon and inure to the benefit of the

corporation surviving or resulting from such merger or

consolidation or to which such assets shall be so sold or

otherwise transferred.  Except as hereinafter provided, this

Agreement shall not be assignable by the Company or by the

Employee.

     This Agreement is solely between the Company and the

Employee.  The Employee and his beneficiaries designated

under Paragraph (2) above shall have recourse only against

the Company for enforcement and the Agreement shall be

binding upon the beneficiaries, heirs, executors and

administrators of the Employee and upon the successors and

assigns of the Company.

     This Agreement has been made, executed and delivered in

the State of Connecticut; and shall be governed in

accordance with the laws thereof.

     IN WITNESS WHEREOF the parties hereto have set their

hands and affixed the seal of the Corporation this 29th day

of July 1974.




                              THE PERKIN-ELMER CORPORATION



                              By /s/  R. H. Sorensen
                                   President


                                /s/  Gaynor N. Kelley


                Second Amendment to Contract

     AMENDED AGREEMENT entered into as of the 20th day of

January, 1983, between THE PERKIN-ELMER CORPORATION, a New

York corporation having its principal place of business at

Norwalk, Connecticut (hereinafter referred to as the

"Company"), and Gaynor N. Kelley, of 1801 Ponus Ridge Road,

New Canaan, Ct. 06840 (hereinafter referred to as

"Employee").

     WHEREAS, the Company and Employee have entered into an

Agreement, dated as of July 29, 1974 (hereinafter called the

"Original Agreement"), providing among other things for the

payment of certain compensation to Employee upon his

retirement from the Company;

     NOW, THEREFORE, it is hereby mutually agreed as

follows:

     (1)  The Original Agreement, as heretofore amended,

shall be further amended to add the following paragraph

after the second paragraph of Paragraph (1) of the Original

Agreement:

          "The Employee may elect in writing at any time

     prior to his normal retirement date one of the

     following optional forms of payment in lieu of the

     normal form of payment set forth above, with the annual

     value of such optional form of payment being

     actuarially reduced from such normal form of payment;

     provided, however, that such optional forms of payment

     are not available to an Employee in the event he dies

     or terminates his employment and is covered by

     paragraphs (2), (4), (5) or (6) of this Agreement;

          "Option 1.  Reduced annual payments payable during

     his life with the provision that if he shall not

     survive a period of ten years, such reduced annual

     payments shall continue to be paid after the death of

     the Employee and during the remainder of such ten-year

     period, to the Beneficiary designated by the Employee

     in his written notice of election (and, if such

     Beneficiary shall die during the remainder of such

     period, then to the estate of such Beneficiary), or if

     the Employee shall survive such Beneficiary, to the

     estate of the Employee; or

          "Option 2.  Reduced annual payments payable during

     his life, with the provision that after his death such

     reduced annual payments shall continue during the life

     of, and shall be paid to, the Beneficiary designated by

     the Employee in his written notice of election; or

          "Option 3.  Reduced annual payments payable during

     his life, with the provision that after his death

     annual payments equal to 50% of his reduced annual

     payments shall continue during the life of, and shall

     be paid to, the Beneficiary designated by the Employee

     in his written notice of election; or

          "Option 4.  Reduced annual payments payable to

     Employee during his life."

     (2)  All of the other terms and conditions of the

Original Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have set their

hands and affixed the seal of the Company as of the date

first appearing on this Amendment.





ATTEST:                       THE PERKIN-ELMER CORPORATION



/s/  C. Wendell Bergere, Jr.            By /s/  R. H. Sorensen

Assistant Secretary                     Robert H. Sorensen
                                        Chairman of the Board



                              ACCEPTED AND AGREED:



                              /s/  Gaynor N. Kelley




                 Third Amendment to Contract

     AMENDED AGREEMENT entered into as of the 18th day of

August, 1983, between THE PERKIN-ELMER CORPORATION, a New

York corporation having its principal place of business at

Norwalk, Connecticut (hereinafter referred to as the

"Company"), and Gaynor N. Kelley, of 1801 Ponus Ridge Road,

New Canaan, Connecticut, 06840 (hereinafter referred to as

"Employee").


     WHEREAS, the Company and Employee have entered into an

Agreement, dated as of July 29, 1974 (hereinafter called the

"Original Agreement"), providing among other things for the

payment of certain compensation to Employee upon his

retirement from the Company;


     NOW, THEREFORE, it is hereby mutually agreed as

follows:


     (1)  The Original Agreement, as heretofore amended,

shall be further amended to add the following paragraph at

the end of Paragraph (5) of the Original Agreement:


          "Notwithstanding any other provision of this

     Agreement, in the event of an involuntary termination

     of the Employee's employment at any time following a

     Change in Control (as hereafter defined), payments will

     be made in the same amount and in the manner provided

     in Paragraph (1), to commence within 3 months of the

     date of such termination.  For purposes hereof, (a) the

     term 'Control' shall have the same meaning as is

     ascribed thereto in Rule 12b-2(f) of the Rules and

     Regulations promulgated by the Securities and Exchange

     Commission pursuant to the Securities Exchange Act of

     1934, and (b) an event or events constituting a Change

     in Control of the Company shall be deemed to have

     occurred on such date as the Company shall file, or

     shall have become obligated to file, whichever is

     earlier, a Current Report on Form 8-K describing any

     such Change in Control of the Company pursuant to Item

     1 thereof or indicating that any such Change in Control

     either is imminent or may have occurred."


     (2)  All of the other terms and conditions of the

Original Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have set their

hands and affixed the seal of the Company as of the date

first appearing on this Amendment.




ATTEST:                       THE PERKIN-ELMER CORPORATION



/s/  C. Wendell Bergere, Jr.            By /s/  R. H. Sorensen

Assistant Secretary                     Robert H. Sorensen
                                        Chairman of the Board



                              ACCEPTED AND AGREED:



                              /s/  Gaynor N. Kelley
                              Gaynor N. Kelley



                          AMENDMENT
                             TO
               DEFERRED COMPENSATION CONTRACT

     Amended Agreement entered into as of the 21st day of

May, 1987, between THE PERKIN-ELMER CORPORATION,  a New York

Corporation having its principal place of business at

Norwalk, Connecticut (hereinafter referred to as the

"Company"), and Gaynor N. Kelley of 1801 Ponus Ridge Road,

New Canaan, Connecticut 06840 (hereinafter referred to as

the "Employee").

     WHEREAS, pursuant to an Agreement entered into as of

July 29, 1974 between the Company and the Employee

(hereinafter referred to as the "Agreement), the Company

agreed to make certain payments to the Employee (or his

beneficiary) in the event of the Employee's retirement or

death;

     NOW, THEREFORE, it is hereby mutually agreed that

Paragraph (5) of the Agreement is amended, effective as of

the date hereof, by amending the second paragraph thereof in its entirety to read as follows:



        Notwithstanding any other provision of this Agreement, if within three years of a Change in Control the employment of Employee is terminated by the Employee for Good Reason or by the Company without Cause, then the Company will pay Employee the amount referred to in Paragraph (1) of this Agreement within 60 days of such termination of employment. For purposes hereof:

          (a)  A "Change in Control" shall have occurred if
     (i) any "person" within the meaning of Section 14(d) of the Securities Exchange Act of 1934 becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the Company's Common Stock, (ii) any "person" acquires by proxy or otherwise, other than pursuant to solicitations by the Incumbent Board (as hereinafter defined), the right to vote more than 35% of the Company's Common Stock for the election of directors, for any merger or consolidation of the Company or for any other matter or questions, (iii) during any two year period, individuals who constitute the Board of Directors of the Company (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Company's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (iii), considered as though such person were a member of the Incumbent Board, or (iv) the approval by the Company's stockholders of the sale of all or substantially all of the assets of the Company.

          (b) Termination by the Company of the employment of the Employee for "Cause" shall mean termination upon
     (i) the willful and continued failure by the Employee to perform substantially his duties with the Company (other than any such failure resulting from the Employee's incapacity due to physical or mental illness) after a demand for substantial performance is delivered to the employee by the Chairman of the Board or President of the Company which specifically identifies the manner in which such executive believes that the Employee has not substantially performed his duties, or (ii) the willful engaging by the Employee in illegal conduct which is materially and demonstrably injurious to the Company. For purposes of this subparagraph (b), no act, or failure to act, on the part of the Employee shall be considered "willful" unless done, or omitted to be done, by the Employee in bad faith and without reasonable belief that the Employee's action or omission was in, or not opposed to, the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of the conduct set forth above in (i) or (ii) of this subparagraph (b) and specifying the particulars thereof in detail.

          (c) Termination by the employee of employment for "Good Reason" shall mean termination based on:

          (i)  an adverse change in the status of the
     Employee (other than any such change primarily attributable to the fact that the Company may no longer be publicly owned) or position(s) as an officer of the Company as in effect immediately prior to the Change in Control, or the assignment to the Employee of any duties or responsibilities which, in his reasonable judgement, are inconsistent with such status or position(s), or any removal of the Employee from or any failure to reappoint or reelect him to such position(s) (except in connection with the termination of the Employee's employment for Cause, total disability or retirement on or after attaining age 65 or as a result of death or by the Employee other than for Good Reason);

          (ii) a reduction by the Company in the Employee's base salary as in effect immediately prior to the Change in Control;

          (iii)  A material reduction in the Employee's
     total annual compensation; a reduction for any year of over 10% of total compensation measured by the preceding year without a substantially similar reduction to other executives shall be considered
     "material"; provided, however, the failure of the Company to adopt or renew a stock option plan or to grant stock options to the Employee shall not be considered a reduction; and

          (iv) the Company's requiring the employee to be based more than fifty miles from Norwalk, Connecticut, except for required travel on the Company's business to an extent substantially consistent with the business travel obligations which he undertook on behalf of the Company prior to the change of Control.

     All other provisions of the Agreement not amended

herein shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed

this instrument as of the year and day first above written.


                              THE PERKIN-ELMER CORPORATION



                             By  /s/   Horace G. McDonell
                                 Horace G. McDonell
                                 Chairman and
                                 Chief Executive Officer

ATTEST:


By   /s/  C. Wendell Bergere, Jr.
   C. Wendell Bergere, Jr.
   Vice President, General Counsel
   and Secretary



                              ACCEPTED AND AGREED:



                              /s/  Gaynor N. Kelley
                              Gaynor N. Kelley




                    AMENDMENT TO CONTRACT



     AMENDMENT entered into as of the 20th day of January,

1994, between THE PERKIN-ELMER CORPORATION, a New York

corporation having its principal place of business at

Norwalk, Connecticut (hereinafter referred to as the

"Company"), and GAYNOR N. KELLEY, of 1801 Ponus Ridge Road,

New Canaan, Connecticut  06840 (hereinafter referred to as

the "Employee").



     WHEREAS, the Company and the Employee have entered into

an Agreement, dated as of July 29, 1974 (hereinafter

referred to as the "Original Agreement"), as amended,

providing, among other things, for the payment of certain

compensation to the Employee upon his retirement from the

Company.




     NOW, THEREFORE, it is hereby mutually agreed as follows:


     (1)  The Original Agreement, as heretofore amended,

shall be further amended to change the amount of "$75,000"

set forth in Paragraphs (1) and (2) of the Original

Agreement, as so amended, to read "$190,000."




     (2)  All of the other terms and conditions of the

Original Agreement, as heretofore amended, shall remain in

full force and effect.



     IN WITNESS WHEREOF, the parties hereto have set their hands and affixed the seal of the Company as of the 20th day of January, 1994.


ATTEST                        THE PERKIN-ELMER CORPORATION



/s/ William B. Sawch               /s/ Riccardo Pigliucci
William B. Sawch                   Riccardo Pigliucci
Secretary                          President


                              ACCEPTED AND AGREED:



                              /s/ Gaynor N. Kelley
                              Gaynor N. Kelley